UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2014

RSP PERMIAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36264	90-1022997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3141 Hood Street, Suite 500
Dallas, Texas 75219

(Address of Principal Executive Offices)
(Zip Code)

(214) 252-2700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

On September 17, 2014, RSP Permian, Inc. (the “Company”) issued a press release announcing its intent, subject to market and other conditions, to commence a private placement of $450 million in aggregate principal amount of senior unsecured notes due 2022 (the “Notes”). The Company is filing a copy of the news release as Exhibit 99.1 hereto, which is incorporated by reference into this Item 8.01.

The information contained in this Item 8.01 is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer to buy or a sale of, the Notes or any other securities in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 9.01                                 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	News Release dated September 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSP PERMIAN, INC.

	By:	/s/ James E. Mutrie
James E. Mutrie
General Counsel and Vice President

Dated: September 17, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release dated September 17, 2014.